                                                                       Exhibit G

                               POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints each of Jeffrey C. Hammes, Stephen D. Oetgen and Dennis
M. Myers, signing singly, the undersigned's true and lawful attorney-in-fact to:
(i) execute for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner of shares of common stock of Stericycle, Inc., a Delaware corporation (the "Company"), any Schedule 13D or Schedule 13G, and any amendments, supplements or exhibits thereto (including any joint filing agreement), required to be filed by the undersigned under Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the "Exchange Act") and any Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act;
(ii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D,
Schedule 13G or Form 3, 4, or 5 and timely file such schedule or form with the United States Securities and Exchange Commission and any stock exchange or similar authority, including the NASDAQ National Market; and (iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports or schedules under Section 13 or 16 of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of November, 1999.


                                   BAIN CAPITAL FUND VI, L.P.
                                   By:   Bain Capital Partners VI, L.P.,
                                          its General Partner

                                   By:   Bain Capital Investors VI, Inc.,
                                          its General Partner

                                   By:  /s/ John P. Connaughton
                                        ---------------------
                                        Name:     John P. Connaughton
                                        Title:    Managing Director

                                   BAIN CAPITAL PARTNERS VI, L.P.
                                   By:   Bain Capital Investors VI, Inc.,
                                          its General Partner

                                   By:  /s/ John P. Connaughton
                                        -----------------------
                                        Name:     John P. Connaughton
                                        Title:    Managing Director


                                   BAIN CAPITAL INVESTORS VI, INC.

                                   By:  /s/ John P. Connaughton
                                        -----------------------
                                        Name:     John P. Connaughton
                                        Title:    Managing Director


                                   SANKATY HIGH YIELD ASSET PARTNERS, L.P.
                                   By: Sankaty High Yield Asset Investors, LLC,
                                         its General Partner

                                   By: Sankaty High Yield Asset Investors, Ltd.,
                                         its Managing Member

                                   By: /s/ Joshua Bekenstein
                                       ---------------------
                                        Name:     Joshua Bekenstein
                                        Title:    Vice President


                                   SANKATY HIGH YIELD ASSET INVESTORS, LLC
                                   By: Sankaty High Yield Asset Investors, Ltd.,
                                         its Managing Member

                                   By:  /s/ Michele May
                                        ------------------
                                        Name:     Michele D. May
                                        Title:    Vice President


                                   SANKATY HIGH YIELD ASSET INVESTORS, LLC
                                    By:  /s/ Michele May
                                         ------------------
                                         Name:    Michele D. May
                                         Title:   Vice President

                                    BROOKSIDE CAPITAL PARTNERS FUND, L.P.
                                    By:  Brookside Capital Investors, L.P.,
                                           its General Partner

                                    By:   Brookside Capital Investors, Inc.,
                                            its General Partner

                                    By:  /s/ Domenic J. Ferrante
                                         -----------------------
                                         Name:     Domenic J. Ferrante
                                         Title:    Managing Director


                                    BROOKSIDE CAPITAL INVESTORS, L.P.
                                    By:  Brookside Capital Investors, Inc.,
                                           its General Partner

                                    By:  /s/ Michele May
                                         ---------------
                                         Name:     Michele D. May
                                         Title:    Vice President


                                    BROOKSIDE CAPITAL INVESTORS, INC.

                                    By:  /s/ Michele May
                                         ---------------
                                         Name:     Michele D. May
                                         Title:    Vice President


                                    BCIP ASSOCIATES II
                                    BCIP TRUST ASSOCIATES II
                                    BCIP ASSOCIATES II-B
                                    BCIP TRUST ASSOCIATES II-B
                                    BCIP ASSOCIATES II-C
                                    By:  Bain Capital, Inc.,
                                          their Managing General Partner

                                    By:  /s/ John P. Connaughton
                                         -----------------------
                                         Name:     John P. Connaughton
                                         Title:    Managing Director


                                    BAIN CAPITAL, INC.

                                    By:  /s/ John P. Connaughton
                                         -----------------------
                                         Name:      John P. Connaughton
                                         Title:     Managing Director

                                    PEP INVESTMENTS PTY LIMITED
                                    By:  Bain Capital, Inc.,
                                         its attorney-in-fact

                                    By:  /s/ John P. Connaughton
                                         -----------------------
                                         Name:     John P. Connaughton
                                         Title:    Managing Director